EXHIBIT 10.14(c)

                                                   CONFORMED COPY


               AMENDMENT NO. 2 TO CREDIT AGREEMENT



          AMENDMENT NO. 2 (this "Amendment"), dated as of May 31, 1994, under the Credit Agreement, dated as of August 1, 1990 as amended by Amendment No. 1, dated as of June 15, 1993 (as so amended, the "Credit Agreement"), among LIN CELLULAR NETWORK, INC., a Delaware corporation (the "Borrower"), the LENDERS party thereto, MORGAN GUARANTY TRUST COMPANY OF NEW YORK ("Morgan"), as administrative agent (together with any successor appointed pursuant to Article VII of the Credit Agreement, the "Administrative Agent") for the Lenders thereunder, CITIBANK, N.A. ("Citibank"), Morgan and THE TORONTO-DOMINION BANK ("Toronto-Dominion"), as arrangers (together with any successors appointed pursuant to such Article VII of the Credit Agreement, the "Arrangers") for the Lenders thereunder, Citibank, as collateral agent (together with any successor appointed pursuant to such Article VII of the Credit Agreement, the "Collateral Agent") and Toronto-Dominion, as documentation agent (the "Documentation Agent") for the Lenders thereunder. Unless otherwise defined herein, capitalized terms used in this Agreement are defined in the Credit Agreement.

          PRELIMINARY STATEMENT: The Borrower has requested that the Lenders and the Agents amend certain provisions of the Credit Agreement as hereinafter set forth and the Lenders have indicated their willingness to do so on the terms and conditions stated below.

          NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements contained herein, the parties hereto hereby agree as follows:

          1.   Amendments to the Credit Agreement.

          (a) Amendments to Section 1.01. The following definitions shall be added to Section 1.01 in the appropriate alphabetical order:

          "AT&T" means AT&T Corporation, a New York corporation.

          "AT&T Merger Agreement" means the Agreement and Plan of Merger dated August 16, 1993 among AT&T, Ridge and McCaw, as in effect on May 31, 1994 as the same may be amended to the extent that any such amendment is not adverse to the rights and remedies of the Agents or any Lender under the Loan Documents or the ability of any Loan Party to perform its obligations under any Loan Document.

          "Economic Ownership" means for purposes of determining the percentage of Voting Stock legally and beneficially owned by AT&T (a) all Voting Stock of which AT&T is the sole legal and beneficial owner and (b) a portion of the Voting Stock legally and beneficially owned by a Majority Entity equal to the percentage ownership interest that AT&T holds directly or indirectly in such Majority Entity. Notwithstanding any other provision set forth herein, Voting Stock legally or beneficially owned by an entity that is not a Majority Entity (other than AT&T) shall not be included in the determination of Economic Ownership.

          "Majority Entity" means, with respect to AT&T, any Person of which AT&T legally and beneficially owns more than 50% of the combined voting power of all of such Person's
     Voting Stock.

          "Merger" means the merger of Ridge with and into McCaw with McCaw as the surviving corporation in accordance with the terms set forth in the AT&T Merger Agreement.

          "1994 Credit Agreement" means the $200,000,000 Senior Unsecured Credit Agreement to be entered into as of June 15, 1994 among the Borrower, the Lenders party thereto, Toronto Dominion and The Bank of Nova Scotia, as Managing Agents, and Toronto Dominion as Administrative Agent,substantially on the terms set forth on Exhibit A hereto, as the same may be amended to the extent that any such amendment is not adverse to the rights and remedies of the Agents or any Lender under the Loan Documents or the ability of any Loan Party to perform its obligations under any Loan Document.

          "Ridge" means Ridge Merger Corporation, a Delaware corporation wholly owned by AT&T.

          "Supermajority Lenders" means, at any time, Lenders owed or holding in the aggregate at least 66-2/3% of the sum of (a) the then aggregate unpaid principal amount of the Advances plus (b) the then aggregate unused Revolving Credit Commitments.

          (b)  Amendment to Section 5.02(b)(i).  Section
5.02(b)(i) shall be amended by deleting the "and" at the end of clause (B), deleting the word "or" at the end of clause (C) and inserting in lieu thereof at the end of clause (C) the word "and" and a new clause (D) to read as follows:

          "(D) Indebtedness under the 1994 Credit Agreement in an aggregate principal amount not to exceed $200,000,000 at any time outstanding; or"

          (c) Amendment to Section 5.02(k). Section 5.02(k) shall be amended by deleting the word "and" before clause (B) and by adding (i) a "," before such clause (B) and (ii) new clause
(C) at the end of such clause (B) to read as follows:

          "and (C) optional prepayments of the 1994 Credit
          Agreement in accordance with Section 2.07(a) thereof."

          (d) Amendment to Section 5.02(m). Section 5.02(m) shall be amended by deleting the "and" before subsection (v) thereof, and by adding at the end of subsection (v) (i) (a) "," and (ii) a new subsection (vi) to read as follows "(vi) as set forth in Section 5.02(a) of the 1994 Credit Agreement".

          (e) Amendment to Section 5.03. Section 5.03 shall be amended by adding (i) after the words "Required Lenders" in the third line thereof the words "(or , with respect to the requirements set forth in clause (c) below, the Supermajority Lenders)" and (ii) at the end thereof a new subsection (c) to read as follows:

          "(c)      Consolidated Debt.  Not permit, at any time,
           Consolidated Debt to exceed $2,000,000,000."

          (f)  Additional Amendment to Section 5.03.  Section
5.03(b) shall be amended by adding at the end thereof the following proviso:

          "; provided that for purposes of calculating the ratio of Senior Debt to Consolidated Operating Cash Flow,
          Senior Debt shall not include Indebtedness in an aggregate amount not to exceed $200,000,000 at any time outstanding under the 1994 Credit Agreement."

          (g) Amendment to Section 6.01(i). Section 6.01(i) shall be amended in its entirety to read as follows:

          "(i) At any time before the consummation of the Merger, Craig O. McCaw or a Designated Party, and at any time after the consummation of the Merger, AT&T shall fail to have the right to cause the election of his or its nominees to a majority of the directorships of the Board of Directors of McCaw; or".

          (h) Amendment to Section 6.01(j). Section 6.01(j) shall be amended by (i) deleting the word "The" and inserting the words "(i) At any time before the consummation of the Merger, the" in lieu thereof and (ii) adding immediately prior to the ";" at the end thereof the following:

          "or (ii) at any time after the consummation of the Merger, AT&T shall for any reason cease to have Economic Ownership of Voting Stock representing in the aggregate at least 51% of the combined voting power of all Voting Stock of McCaw".

          (i) Amendment to Section 6.01(k). Section 6.01(k) shall be amended by (i) inserting the words "(i) At any time before the consummation of the Merger," before the word "McCaw" at the beginning thereof and (ii) adding immediately prior to the ";" at the end thereof the following:

          "or (ii) at any time after the consummation of the Merger, McCaw or AT&T shall fail to have the right to cause the election of its nominees to a majority of the directorships of the Board of Directors of LIN."

          (j)  Amendment to Schedule VIII.  Schedule VIII of the
Credit agreement shall be amended in its entirety to read as Exhibit B hereto.

          2. Conditions of Effectiveness. This Amendment shall become effective when, and only when, the Administrative Agent shall have received (a) two counterparts of this Amendment executed by the Borrower, the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lenders have executed this Amendment, (b) a certificate of a Financial Officer of the Borrower dated the date of the receipt by the Administrative Agent, and otherwise in form and substance satisfactory to the Administrative Agent, stating that no Default has occurred and is continuing and (c) two counterparts of the Consent of Guarantors in the form annexed hereto executed by each of the Guarantors (the date on which all of the conditions set forth in this Section 2 have been satisfied being referred to herein as the "Effective Date").

          3.   Reference to and Effect on the Loan Documents.
(a) Upon the effectiveness of this Amendment, on and after the date hereof each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof", or words of like import referring to the Credit Agreement, and each reference in the Loan Documents to "the Credit Agreement", "hereunder", "hereof", or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, subject, as applicable, to the amendments herein.

          (b) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan
Documents, except to the extent expressly set forth herein.

          4. Ratification. Except as specifically amended above, the Credit Agreement and the other Loan Documents are and shall continue to be in full force and effect in accordance with the provisions thereof as in effect on the date hereof and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, each Security Agreement and all of the Collateral described therein do and shall continue to secure the payment of all obligations of the Borrower under the Credit Agreement.

          5.   GOVERNING LAW.  THIS AMENDMENT SHALL BE GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF
NEW YORK.

          6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of any executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by the respective officers thereunto duly authorized, as of the date first above written.

                             LIN CELLULAR NETWORK, INC.


                             By  /s/ Donald Guthrie
                                Senior Vice President - Finance



                             MORGAN GUARANTY TRUST COMPANY
                               OF NEW YORK
                               as Administrative Agent,
                               Arranger and Lender


                             By /s/ Stephen J. Kenneally

                                Vice President


                             CITIBANK, N.A.
                               as Collateral Agent, Arranger
                               and Lender


                             By /s/ Eric Huttner
                                Attorney-in-Fact






                             THE TORONTO-DOMINION BANK
                               as Documentation Agent,
                               Arranger and Lender


                             By /s/ Steven Shindler
                                Managing Director


                             ABN AMRO BANK N.V.


                             By /s/ Lee-Lee Miao

                                Vice President


                             By /s/ Jan-Kees Monster
                                Assistant Vice President

                             ATHENA LOAN INVESTORS, L.P.


                             By
                               Name:
                               Title:


                             BANK OF AMERICA NATIONAL TRUST
                               AND SAVINGS ASSOCIATION


                             By /s/ James C. Colegate

                                Senior Vice President



                             BANK OF HAWAII


                             By /s/ J. Bryan Scearce
                                Assistant Vice President



                             BANK OF IRELAND


                             By /s/ Gary A. Ladolcetta
                                Vice President



                             BANK OF MONTREAL, CHICAGO
                             BRANCH


                             By /s/ Yvonne Bos
                                Managing Director


                             THE BANK OF NEW YORK


                             By /s/ Brendan T. Nedzi
                                Vice President



                             THE BANK OF NOVA SCOTIA


                             By /s/ Mark Vigil

                             BANQUE NATIONALE DE PARIS


                             By /s/ Deborah Gohh

                                Vice President


                             By /s/Jennifer Cho

                                Vice President



                             BARCLAYS BANK PLC


                             By /s/ Andrew Wynn

                                Director



                             CANADIAN IMPERIAL BANK OF
                             COMMERCE


                             By /s/ Leslie L. Rogers
                                Vice President



                             THE CHUO TRUST & BANKING
                               CO., LTD., LOS ANGELES AGENCY


                             By /s/ Y. Takata

                                Senior Manager

                             CREDIT LYONNAIS
                               CAYMAN ISLANDS BRANCH


                             By /s/ Bruce M. Yeager
                                Authorized Signature



                             THE DAI-ICHI KANGYO BANK, LIMITED


                             By /s/ Seiji Imai
                                Assistant Vice President



                             DEUTSCHE BANK AG
                               NEW YORK AND/OR CAYMAN
                               ISLAND BRANCHES


                             By /s/ John R. Lilly
                                Vice President



                             By /s/Alain M. Bolea
                                Director



                             DIAMOND LEASE (U.S.A.), INC.


                             By
                               Name:
                               Title:

                             FIRST NATIONAL BANK OF BOSTON


                             By /s/ John S. Rudberg
                                Division Executive


                             FIRST NATIONAL BANK OF MARYLAND


                             By  /s/ Mark L. Cook
                                Vice President


                             THE FUJI BANK, LIMITED
                               LOS ANGELES AGENCY


                             By /s/ Yasuji Ikawa
                                Joint General Manager


                             FUYO GENERAL LEASE (USA), INC.


                             By /s/ Atsushi Ishii
                                Executive Vice President


                             THE INDUSTRIAL BANK OF JAPAN,
                               LIMITED


                             By /s/ Junri Oda
                                Senior Vice President and
                                Senior Manager

                             J.P. MORGAN DELAWARE


                             By /s/ David J. Morri
                                Vice President


                             KANSALLIS-OSAKE-PANKKI


                             By  /s/ William S. Bennett
                                Vice President


                             By  /s/ Mark S. Gronich
                                Assistant Vice President


                             KLEINWORT BENSON LIMITED


                             By
                                Name:
                                Title:


                             LIL U.S.A. CO., LTD.


                             By
                               Name:
                               Title:

                             THE LONG-TERM CREDIT BANK OF
                               JAPAN, LTD.
                               LOS ANGELES AGENCY


                             By /s/ Yutaka Kamisawa
                                Deputy General Manager



                             LTCB LEASING (U.K.) LIMITED


                             By
                               Name:
                               Title:


                             LUMBERMENS MUTUAL CASUALTY
                             COMPANY


                             By
                               Name:
                               Title:


                             By
                               Name:
                               Title:


                             MERIDIAN BANK


                             By
                               Name:
                               Title:

                             THE MITSUI TRUST & BANKING
                               CO., LTD.
                               LOS ANGELES AGENCY


                             By /s/ Hiroshi Uenishi
                                Deputy General Manager


                             NATIONAL CITY BANK


                             By /s/ Christopher M. Karr
                                Assistant Vice President


                             NATIONAL WESTMINSTER USA


                             By /s/ Alex Sade
                                Vice President


                             NATIONSBANK OF TEXAS


                             By
                               Name:
                               Title:


                             THE NIPPON CREDIT BANK, LTD.
                               NEW YORK BRANCH


                             By /s/ Peter F.Griffith
                                Vice President
                             ORIX USA CORPORATION


                             By
                               Name:
                               Title:


                             PNC BANK, N.A.


                             By /s/ Steven R. Bitner
                                Assistant Vice President


                             THE SAKURA BANK, LIMITED
                               LOS ANGELES AGENCY


                             By /s/ Ofusa Sato

                                Senior Vice President and
                                Assistant General Manager


                             SECURITY PACIFIC NATIONAL BANK


                             By
                               Name:
                               Title:


                             SHAWMUT BANK CONNECTICUT, N.A.


                             By
                               Name:
                               Title:

                             THE SUMITOMO BANK, LIMITED
                               CHICAGO BRANCH


                             By
                               Name:
                               Title:


                             THE TORONTO DOMINION BANK,
                                CAYMAN ISLANDS BRANCH


                             By
                               Name:
                               Title:


                             U.S. BANK OF WASHINGTON


                             By
                               Name:
                               Title:


                             U.S. NATIONAL BANK OF OREGON


                             By
                               Name:
                               Title:


                             VAN KAMPEN MERRITT PRIME RATE
                             INCOME TRUST


                             By /s/ Jeffrey W. Maillet
                                Vice President and Portfolio
                                Manager

                      CONSENT OF GUARANTORS


                     Dated as of May 31, 1994



         Each of the undersigned hereby consents to the foregoing Amendment No. 2 to the Credit Agreement and hereby confirms and agrees that (i) all obligations of the undersigned under each Loan Document to which it is party are, and shall continue to be, in full force and effect and each such Loan Document is hereby ratified and confirmed and (ii) the Security Agreement to which it is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (as defined therein).


                             LCN HOLDINGS, INC.


                             By: /s/ Donald Guthrie
                                 Vice President - Finance



                             LIN CELLULAR HOLDINGS, INC.


                             By: /s/ Donald Guthrie
                                 Vice President - Finance

                                                        Exhibit B

                          Schedule VIII
          Limitations on Dividends and Distributions(19)

Company(20)                     Agreement Containing Limitation

LIN Cellular Communications
Corporation (Texas)             Partnership Agreement, dated as
                                of December 12, 1984, among
                                American Mobile Communications
                                of Houston & the Gulf, Houston
                                Cellular Corporation, LIN
                                Cellular Communications
                                Corporation, MCI Cellular
                                Telephone Co., Charisma
                                Communications Corp. of the
                                Southwest and Cellular Mobile
                                Systems of Texas Inc.  (as
                                amended through the date hereof,
                                the "HMCC Partnership
                                Agreement").

Houston Mobile Cellular
Communications Company,
a Texas partnership             HMCC Partnership Agreement.

LIN Long Distance (Texas), Inc. Partnership Agreement, dated
                                September 5, 1989, between LIN
                                Long Distance Texas, Inc. and
                                Cellular Mobile Systems of
                                Texas, Inc. (the "Metrocel Long
                                Distance Agreement").

Metrocel Long Distance Company  Metrocel Long Distance
Agreement.

LIN Cellular Network, Inc.      Credit Agreement to be entered
                                into as of June 15, 1994 among
                                LIN Cellular Network, Inc.,the
                                Lenders party thereto, The
                                Toronto-Dominion Bank ("Toronto
                                Dominion") and the Bank of Nova
                                Scotia, as Managing Agents for
                                the Lenders, and Toronto-Dominion, as
                                Administrative
                                Agent for the Lenders.

(19) Referred to in Section 4.01(x); limitations scheduled are subsequent to the Restructuring.
(20) Unless otherwise indicated herein, all entities are corporations.

Cellular Systems                Partnership Agreement, dated
                                February 25, 1985, between LIN
                                Cellular Communications
                                Corporation (Texas) and Houston
                                Cellular Corporation (as
                                successors to the original
                                partners) (the "Cellular Systems
                                Partnership Agreement").

          The Existing Partnership Agreements also contain limitations on dividends and distributions that affect the Principal Cellular
Partnerships and the Borrower's Subsidiaries that are parties thereto.

     See also agreements pertaining to Indebtedness listed on
Schedule IX. Vendor and bank financing agreements (to the extent permitted from time to time under the Credit Agreement) generally allow dividends or distributions consisting of a portion of cash flow available for distributions (as determined under such agreements) if specified levels of cash flow are achieved.
          The entities listed or referred to above are subject to such regulations of the FCC and state public services commissions as may be generally applicable in the cellular industry.